                                                                 Exhibit (16)(a)

                                    THE ARCH FUND, INC.
                                    EXHIBIT 16
                                    TRUST SHARES
                                    YIELD COMPUTATION SCHEDULE
                                    MONEY MARKET PORTFOLIO


                                                                   7 DAY YIELD CALCULATION          30 DAY YIELD CALCULATION
                                                                   -----------------------          ------------------------
Base period                                                                     7 Days                    30 Days
Beginning Account Balance - 1 share at $1.00                                 1.000000000                1.000000000
Dividend Declaration                                                         -----------                -----------
     NOVEMBER  1                                                                                        0.000072711
     NOVEMBER  2                                                                                        0.000072503
     NOVEMBER  3                                                                                        0.000072223
     NOVEMBER  4                                                                                        0.000072577
     NOVEMBER  5                                                                                        0.000071963
     NOVEMBER  6                                                                                        0.000071963
     NOVEMBER  7                                                                                        0.000071963
     NOVEMBER  8                                                                                        0.000072352
     NOVEMBER  9                                                                                        0.000072356
     NOVEMBER 10                                                                                        0.000072203
     NOVEMBER 11                                                                                        0.000072203
     NOVEMBER 12                                                                                        0.000071961
     NOVEMBER 13                                                                                        0.000071961
     NOVEMBER 14                                                                                        0.000071961
     NOVEMBER 15                                                                                        0.000073064
     NOVEMBER 16                                                                                        0.000072556
     NOVEMBER 17                                                                                        0.000071822
     NOVEMBER 18                                                                                        0.000072802
     NOVEMBER 19                                                                                        0.000072743
     NOVEMBER 20                                                                                        0.000072743
     NOVEMBER 21                                                                                        0.000072743
     NOVEMBER 22                                                                                        0.000072448
     NOVEMBER 23                                                                                        0.000072480
     NOVEMBER 24                                                             0.000072375                0.000072375
     NOVEMBER 25                                                             0.000072375                0.000072375
     NOVEMBER 26                                                             0.000072584                0.000072584
     NOVEMBER 27                                                             0.000072584                0.000072584
     NOVEMBER 28                                                             0.000072584                0.000072584
     NOVEMBER 29                                                             0.000073029                0.000073029
     NOVEMBER 30                                                             0.000073436                0.000073436

Less:  Deductions from Shareholders Accounts                                 0.000000000                0.000000000
                                                                             -----------                -----------
Base period return                                                           0.000508967                0.002173268
                                                                             -----------                -----------
Ending Account Balance                                                       1.000508967                1.002173268
Less:  Beginning Account Balance                                             1.000000000                1.000000000
                                                                             -----------                -----------
Difference                                                                   0.000508967                0.002173268

Base Period Return
(Difference/Beginning Account Balance)                                       0.000508967                0.002173268

Yield Quotation
(Base Period Return * 365/Base Period)                                             2.65%                      2.64%

Effective Yield Quotation
[(Base Period Return + 1)exp365/Base Period] - 1                                     2.69%                      2.68%

The quotations were computed based on the seven and thirty days ending November
30, 1993.

                                    THE ARCH FUND, INC.
                                    EXHIBIT 16
                                    INVESTOR SHARES
                                    YIELD COMPUTATION SCHEDULE
                                    MONEY MARKET PORTFOLIO

                                                                  7 DAY YIELD CALCULATION           30 DAY YIELD CALCULATION
                                                                  -----------------------           ------------------------
Base period                                                                     7 Days                    30 Days
Beginning Account Balance - 1 share at $1.00                                 1.000000000                1.000000000
Dividend Declaration                                                         -----------               ------------
     NOVEMBER  1                                                                                        0.000068601
     NOVEMBER  2                                                                                        0.000068394
     NOVEMBER  3                                                                                        0.000068114
     NOVEMBER  4                                                                                        0.000068467
     NOVEMBER  5                                                                                        0.000067853
     NOVEMBER  6                                                                                        0.000067854
     NOVEMBER  7                                                                                        0.000067854
     NOVEMBER  8                                                                                        0.000068242
     NOVEMBER  9                                                                                        0.000068247
     NOVEMBER 10                                                                                        0.000068094
     NOVEMBER 11                                                                                        0.000068094
     NOVEMBER 12                                                                                        0.000067851
     NOVEMBER 13                                                                                        0.000067851
     NOVEMBER 14                                                                                        0.000067851
     NOVEMBER 15                                                                                        0.000068954
     NOVEMBER 16                                                                                        0.000068446
     NOVEMBER 17                                                                                        0.000067712
     NOVEMBER 18                                                                                        0.000068693
     NOVEMBER 19                                                                                        0.000068633
     NOVEMBER 20                                                                                        0.000068633
     NOVEMBER 21                                                                                        0.000068633
     NOVEMBER 22                                                                                        0.000068338
     NOVEMBER 23                                                                                        0.000068370
     NOVEMBER 24                                                             0.000068265                0.000068265
     NOVEMBER 25                                                             0.000068265                0.000068265
     NOVEMBER 26                                                             0.000068474                0.000068474
     NOVEMBER 27                                                             0.000068474                0.000068474
     NOVEMBER 28                                                             0.000068474                0.000068474
     NOVEMBER 29                                                             0.000068919                0.000068919
     NOVEMBER 30                                                             0.000069326                0.000069326

Less: Deductions from Shareholders Accounts                                  0.000000000                0.000000000
                                                                             -----------                -----------
Base period return                                                           0.000480197                0.002049976
                                                                             -----------                -----------
Ending Account Balance                                                       1.000480197                1.002049976
Less:  Beginning Account Balance                                             1.000000000                1.000000000
                                                                             -----------                -----------
Difference                                                                   0.000480197                0.002049976

Base Period Return
  (Difference/Beginning Account Balance)                                     0.000480197                0.002049976

Yield Quotation
  (Base Period Return * 365/Base Period)                                           2.50%                      2.49%

Effective Yield Quotation
  [(Base Period Return + 1)exp365/Base Period] - 1                                   2.53%                      2.52%

*Quotations were computed based on the seven and thirty days ending November 30, 1993.

                                    THE ARCH FUND, INC.
                                    EXHIBIT 16
                                    TRUST SHARES
                                    YIELD COMPUTATION SCHEDULE
                                    TREASURY MONEY MARKET PORTFOLIO

                                                                  7 DAY YIELD CALCULATION            30 DAY YIELD CALCULATION
                                                                  -----------------------            ------------------------
Base period                                                                     7 Days                    30 Days
Beginning Account Balance - 1 share at $1.00                                 1.000000000                1.000000000
Dividend Declaration                                                         -----------               ------------
     NOVEMBER  1                                                                                        0.000073745
     NOVEMBER  2                                                                                        0.000073757
     NOVEMBER  3                                                                                        0.000073739
     NOVEMBER  4                                                                                        0.000073976
     NOVEMBER  5                                                                                        0.000073699
     NOVEMBER  6                                                                                        0.000073699
     NOVEMBER  7                                                                                        0.000073698
     NOVEMBER  8                                                                                        0.000073693
     NOVEMBER  9                                                                                        0.000073709
     NOVEMBER 10                                                                                        0.000073734
     NOVEMBER 11                                                                                        0.000073734
     NOVEMBER 12                                                                                        0.000074424
     NOVEMBER 13                                                                                        0.000074424
     NOVEMBER 14                                                                                        0.000074424
     NOVEMBER 15                                                                                        0.000074481
     NOVEMBER 16                                                                                        0.000074468
     NOVEMBER 17                                                                                        0.000074475
     NOVEMBER 18                                                                                        0.000074601
     NOVEMBER 19                                                                                        0.000074582
     NOVEMBER 20                                                                                        0.000074582
     NOVEMBER 21                                                                                        0.000074582
     NOVEMBER 22                                                                                        0.000074626
     NOVEMBER 23                                                                                        0.000074636
     NOVEMBER 24                                                             0.000074627                0.000074627
     NOVEMBER 25                                                             0.000074627                0.000074627
     NOVEMBER 26                                                             0.000074634                0.000074634
     NOVEMBER 27                                                             0.000074634                0.000074634
     NOVEMBER 28                                                             0.000074634                0.000074634
     NOVEMBER 29                                                             0.000074776                0.000074776
     NOVEMBER 30                                                             0.000074770                0.000074770

Less:  Deductions from Shareholders Accounts                                 0.000000000                0.000000000
                                                                             -----------                -----------
Base period return                                                           0.000522702                0.002228190
                                                                             -----------                -----------
Ending Account Balance                                                       1.000522702                1.002228190
Less:  Beginning Account Balance                                             1.000000000                1.000000000
                                                                             -----------                -----------
Difference                                                                   0.000522702                0.002228190

Base Period Return
  (Difference/Beginning Account Balance)                                     0.000522702                0.002228190

Yield Quotation
  (Base Period Return * 365/Base Period)                                           2.73%                      2.71%

Effective Yield Quotation
  [(Base Period Return + 1)exp365/Base Period] - 1                                   2.76%                      2.74%

*Quotations were computed based on the seven and thirty days ending November 30, 1993.

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            INVESTOR SHARES
                                            YIELD COMPUTATION SCHEDULE
                                            TREASURY MONEY MARKET PORTFOLIO

                                                                  7 DAY YIELD CALCULATION            30 DAY YIELD CALCULATION
                                                                  -----------------------            ------------------------
Base period                                                                     7 Days                    30 Days
Beginning Account Balance - 1 share at $1.00                                 1.000000000                1.000000000
Dividend Declaration                                                         -----------                -----------
     NOVEMBER  1                                                                                        0.000066895
     NOVEMBER  2                                                                                        0.000066909
     NOVEMBER  3                                                                                        0.000066889
     NOVEMBER  4                                                                                        0.000067127
     NOVEMBER  5                                                                                        0.000066845
     NOVEMBER  6                                                                                        0.000066845
     NOVEMBER  7                                                                                        0.000066845
     NOVEMBER  8                                                                                        0.000066844
     NOVEMBER  9                                                                                        0.000066858
     NOVEMBER 10                                                                                        0.000066880
     NOVEMBER 11                                                                                        0.000066880
     NOVEMBER 12                                                                                        0.000067568
     NOVEMBER 13                                                                                        0.000067568
     NOVEMBER 14                                                                                        0.000067568
     NOVEMBER 15                                                                                        0.000067632
     NOVEMBER 16                                                                                        0.000067618
     NOVEMBER 17                                                                                        0.000067630
     NOVEMBER 18                                                                                        0.000067752
     NOVEMBER 19                                                                                        0.000067731
     NOVEMBER 20                                                                                        0.000067731
     NOVEMBER 21                                                                                        0.000067731
     NOVEMBER 22                                                                                        0.000067774
     NOVEMBER 23                                                                                        0.000067788
     NOVEMBER 24                                                             0.000067774                0.000067774
     NOVEMBER 25                                                             0.000067774                0.000067774
     NOVEMBER 26                                                             0.000067781                0.000067781
     NOVEMBER 27                                                             0.000067781                0.000067781
     NOVEMBER 28                                                             0.000067781                0.000067781
     NOVEMBER 29                                                             0.000067923                0.000067923
     NOVEMBER 30                                                             0.000067926                0.000067926

Less:  Deductions from Shareholders Accounts                                 0.000000000                0.000000000
                                                                             -----------                -----------
Base period return                                                           0.000474740                0.002022648
                                                                             -----------                -----------
Ending Account Balance                                                       1.000474740                1.002022648
Less:  Beginning Account Balance                                             1.000000000                1.000000000
                                                                             -----------                -----------
Difference                                                                   0.000474740                0.002022648

Base Period Return
  (Difference/Beginning Account Balance)                                     0.000474740                0.002022648

Yield Quotation
  (Base Period Return * 365/Base Period)                                           2.48%                      2.46%

Effective Yield Quotation
  [(Base Period Return + 1)exp365/Base Period] - 1                                   2.51%                      2.49%

*Quotations were computed based on the seven and thirty days ending November 30, 1993.

                                            THE ARCH FUND, INC.
                                            INVESTOR SHARES
                                            DISTRIBUTION RATES
                                            EXHIBIT 16


DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)

DISTRIBUTION RATE  =       D/P
WHERE:            D=       Distributions per share over a 12 month period
                           (Income and capital gain distributions)
                  P=       Share price at end of 12 month period

EXAMPLES ( 12/01/92 TO 11/30/93 )
LOAD              4.50%
         GOVERNMENT & CORPORATE BOND                                                    0.6401 / 11.15=  5.74%
         GROWTH & INCOME EQUITY                                                         1.0603 / 15.43=  6.87%
         U.S. GOVERNMENT SECURITIES                                                     0.6599 / 11.73=  5.63%
         EMERGING GROWTH                                                                0.2625 / 13.76=  1.91%


DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)

DISTRIBUTION RATE  =       D/P
WHERE:            D=       Distributions per share over a 12 month period
                           (income distributions only)
                  P=       Share price at end of 12 month period

EXAMPLES ( 12/01/92 TO 11/30/93 )
         GOVERNMENT & CORPORATE BOND                                                    0.6401 / 11.15=  5.74%
         GROWTH & INCOME EQUITY                                                         0.2483 / 15.43=  1.61%
         U.S. GOVERNMENT SECURITIES                                                     0.5899 / 11.73=  5.03%
         EMERGING GROWTH                                                                0.0545 / 13.76=  0.40%


DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)(NO LOAD)

DISTRIBUTION RATE  =       D/P
WHERE:            D=       Distributions per share over a 12 month period
                           (income and capital gain distributions)
                  P=       Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/92 TO 11/30/93 )
         GOVERNMENT & CORPORATE BOND                                                    0.6401 / 10.65=  6.01%
         GROWTH & INCOME EQUITY                                                         1.0603 / 14.74=  7.19%
         U.S. GOVERNMENT SECURITIES                                                     0.6599 / 11.20=  5.89%
         EMERGING GROWTH                                                                0.2625 / 13.14=  2.00%


DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)(NO LOAD)
DISTRIBUTION RATE  =       D/P
WHERE:            D=       Distributions per share over a 12 month period
                           (income distributions only)
                  P=       Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/92 TO 11/30/93 )
         GOVERNMENT & CORPORATE BOND                                                    0.6401 / 10.65=  6.01%
         GROWTH & INCOME EQUITY                                                         0.2483 / 14.74=  1.68%
         U.S. GOVERNMENT SECURITIES                                                     0.5899 / 11.20=  5.27%
         EMERGING GROWTH                                                                0.0545 / 13.14=  0.41%

                                            THE ARCH FUND, INC.
                                            TRUST SHARES
                                            DISTRIBUTION RATES
                                            EXHIBIT 16


DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)(NO LOAD)

DISTRIBUTION RATE  =       D/P
WHERE:            D=       Distributions per share over a 12 month period
                           (income and capital gain distributions)
                  P=       Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/92 TO 11/30/93 )
         GOVERNMENT & CORPORATE BOND                                                    0.6720 / 10.65=  6.31%
         GROWTH & INCOME EQUITY                                                         1.0603 / 14.74=  7.19%
         U.S. GOVERNMENT SECURITIES                                                     0.6934 / 11.20=  6.19%
         EMERGING GROWTH                                                                0.2625 / 13.14=  2.00%


DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)(NO LOAD)

DISTRIBUTION RATE  =       D/P
WHERE:            D=       Distributions per share over a 12 month period
                           (income distributions only)
                  P=       Net Asset Value at end of 12 month period

EXAMPLES ( 12/01/92 TO 11/30/93 )
         GOVERNMENT & CORPORATE BOND                                                    0.6720 / 10.65=  6.31%
         GROWTH & INCOME EQUITY                                                         0.2483 / 14.74=  1.68%
         U.S. GOVERNMENT SECURITIES                                                     0.6234 / 11.20=  5.57%
         EMERGING GROWTH                                                                0.0545 / 13.14=  0.41%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INVESTOR SHARES
                                            MONEY MARKET FUNDS
                                            MONEY MARKET PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:*

ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,025.2  /1000exp(1/(                  364 /365))-1)=                        2.52%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,058.1  /1000exp(1/(                  730 /365))-1)=                        2.86%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,118.9  /1000exp(1/(                 1095 /365))-1)=                        3.81%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,209.3 /1000exp(1/(                  1460 /365))-1)=                        4.87%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93):
                           (  1,320.7 /1000exp(1/(                  1825 /365))-1)=                        5.72%
*Dividend history begins 1/1/88; data not available from previous administrator.


AGGREGATE TOTAL RETURN

T=(ERV/P)-1

WHERE:     T=       TOTAL RETURN

           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

           P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/92 TO 11/30/93 ):
                           (  1,022.9 /1,000)-1=                                                         2.29%
QUARTERLY:                 ( 08/31/93 TO 11/30/93 ):
                           (  1,006.2 /1,000)-1=                                                         0.62%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (  1,002.1 /1,000)-1=                                                         0.20%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            TRUST SHARES
                                            MONEY MARKET FUNDS
                                            MONEY MARKET PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 12/01/90 TO 11/30/93 ):
                           (  1,125.7 /1000exp(1/(                  1096 /365))-1)=                        4.02%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,027.2 /1000exp(1/(                   364 /365))-1)=                        2.72%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,062.6 /1000exp(1/(                   730 /365))-1)=                        3.08%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,125.7 /1000exp(1/(                  1095 /365))-1)=                        4.03%


AGGREGATE TOTAL RETURN

T=(ERV/P)-1

WHERE:   T=       TOTAL RETURN

                  ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/92 TO 11/30/93 ):
                           (  1,024.8 /1,000)-1=                                                         2.48%
QUARTERLY:                 ( 08/31/93 TO 11/30/93 ):
                           (  1,006.6 /1,000)-1=                                                         0.66%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (  1,002.2 /1,000)-1=                                                         0.22%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INVESTOR SHARES
                                            MONEY MARKET FUNDS
                                            TREASURY MONEY MARKET PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 04/20/92 TO 11/30/93 ):
                           (  1,042.7 /1000exp(1/(                   590 /365))-1)=                        2.62%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,024.3 /1000exp(1/(                   364 /365))-1)=                        2.43%


AGGREGATE TOTAL RETURN

T=(ERV/P)-1

WHERE:     T=       TOTAL RETURN

           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

           P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/92 TO 11/30/93 ):
                           (  1,022.2 /1,000)-1=                                                         2.22%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (  1,006.1 /1,000)-1=                                                         0.61%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (  1,002.0 /1,000)-1=                                                         0.20%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            TRUST SHARES
                                            MONEY MARKET FUNDS
                                            TREASURY MONEY MARKET PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 12/02/91 TO 11/30/93 ):
                           (  1,059.2 /1000exp(1/(                   730 /365))-1)=                        2.92%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,026.7 /1000exp(1/(                   364 /365))-1)=                        2.67%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,059.2 /1000exp(1/(                   730 /365))-1)=                        2.92%


AGGREGATE TOTAL RETURN

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/92 TO 11/30/93 ):
                           (  1,024.4 /1,000)-1=                                                         2.44%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (  1,006.7 /1,000)-1=                                                         0.67%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (  1,002.2 /1,000)-1=                                                         0.22%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INVESTOR SHARES
                                            LOAD CALCULATIONS
                                            GOVT. & CORPORATE BOND PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  4.50%

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 06/15/88 TO 11/30/93 ):
                           (  1,542.0 /1000exp(1/(                  1995 /365))-1)=                        8.25%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,053.0 /1000exp(1/(                   365 /365))-1)=                        5.30%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,134.7 /1000exp(1/(                   730 /365))-1)=                        6.52%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,279.7 /1000exp(1/(                  1095 /365))-1)=                        8.57%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,343.1 /1000exp(1/(                  1460 /365))-1)=                        7.65%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,501.5 /1000exp(1/(                  1825 /365))-1)=                        8.47%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  4.50%

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,037.8 /1,000)-1=                                                         3.78%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    950.7 /1,000)-1=                                                        -4.93%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    945.2 /1,000)-1=                                                        -5.48%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INVESTOR SHARES
                                            NO LOAD CALCULATIONS
                                            GOVT. & CORPORATE BOND PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 06/15/88 TO 11/30/93 ):
                           (  1,614.5 /1000exp(1/(                  1995 /365))-1)=                        9.16%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,102.3 /1000exp(1/(                   365 /365))-1)=                       10.23%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,188.4 /1000exp(1/(                   730 /365))-1)=                        9.01%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,340.4 /1000exp(1/(                  1095 /365))-1)=                       10.26%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,406.9 /1000exp(1/(                  1460 /365))-1)=                        8.91%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,572.7 /1000exp(1/(                  1825 /365))-1)=                        9.48%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,087.0 /1,000)-1=                                                         6.70%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    995.4 /1,000)-1=                                                        -0.46%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    989.8 /1,000)-1=                                                        -1.02%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            TRUST SHARES
                                            NO LOAD CALCULATIONS
                                            GOVT. & CORPORATE BOND PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 06/15/88 TO 11/30/93 ):
                           (  1,627.8 /1000exp(1/(                  1995 /365))-1)=                        9.32%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,105.5 /1000exp(1/(                   365 /365))-1)=                       10.55%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,195.5 /1000exp(1/(                   730 /365))-1)=                        9.34%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,351.4 /1000exp(1/(                  1095 /365))-1)=                       10.56%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,418.5 /1000exp(1/(                  1460 /365))-1)=                        9.13%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,585.7 /1000exp(1/(                  1825 /365))-1)=                        9.66%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,089.9 /1,000)-1=                                                         8.99%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    996.2 /1,000)-1=                                                        -0.38%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    990.0 /1,000)-1=                                                        -1.00%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INVESTOR SHARES
                                            LOAD CALCULATIONS
                                            GROWTH & INCOME EQUITY PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:
SINCE INCEPTION:           ( 06/02/88 TO 11/30/93 ):
                           (  1,923.2 /1000exp(1/(                  2008 /365))-1)=                       12.62%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,047.3 /1000exp(1/(                   365 /365))-1)=                        4.73%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,262.8 /1000exp(1/(                   730 /365))-1)=                       12.38%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,482.1 /1000exp(1/(                  1095 /365))-1)=                       14.01%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,462.7 /1000exp(1/(                  1460 /365))-1)=                        9.97%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,859.1 /1000exp(1/(                  1825 /365))-1)=                       13.20%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,035.6 /1,000)-1=                                                         3.56%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    951.7 /1,000)-1=                                                        -4.83%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    946.7 /1,000)-1=                                                        -5.33%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INVESTOR SHARES
                                            NO LOAD CALCULATIONS
                                            GROWTH & INCOME EQUITY PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 06/02/88 TO 11/30/93 ):
                           (  2,013.5 /1000exp(1/(                  2008 /365))-1)=                       13.57%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,096.5 /1000exp(1/(                   365 /365))-1)=                        9.65%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,322.2 /1000exp(1/(                   730 /365))-1)=                       14.99%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,552.1 /1000exp(1/(                  1095 /365))-1)=                       15.78%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,531.0 /1000exp(1/(                  1460 /365))-1)=                       11.24%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,946.2 /1000exp(1/(                  1825 /365))-1)=                       14.24%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,084.5 /1,000)-1=                                                         8.45%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    996.6 /1,000)-1=                                                        -0.34%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    991.3 /1,000)-1=                                                        -1.87%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            TRUST SHARES
                                            NO LOAD CALCULATIONS
                                            GROWTH & INCOME EQUITY PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 06/02/88 TO 11/30/93 ):
                           (  2,013.4 /1000exp(1/(                  2008 /365))-1)=                       13.56%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,096.5 /1000exp(1/(                   365 /365))-1)=                        9.65%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,322.2 /1000exp(1/(                   730 /365))-1)=                       14.99%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,552.1 /1000exp(1/(                  1095 /365))-1)=                       15.78%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,531.0 /1000exp(1/(                  1460 /365))-1)=                       11.24%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,946.2 /1000exp(1/(                  1825 /365))-1)=                       14.25%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,084.5 /1,000)-1=                                                         8.45%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    996.6 /1,000)-1=                                                        -0.34%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    991.3 /1,000)-1=                                                        -1.87%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INVESTOR SHARES
                                            LOAD CALCULATIONS
                                            U.S. GOVERNMENT SECURITIES PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  4.50%

T=(ERV/P)exp1/N-1

WHERE:      T=       TOTAL RETURN

            ERV=     ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

            N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 06/02/88 TO 11/30/93 ):
                           (  1,574.0 /1000exp(1/(                  2008 /365))-1)=                        8.59%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,050.7 /1000exp(1/(                   365 /365))-1)=                        5.07%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,126.7 /1000exp(1/(                   730 /365))-1)=                        6.15%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,265.8 /1000exp(1/(                  1095 /365))-1)=                        8.17%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,388.5 /1000exp(1/(                  1460 /365))-1)=                        8.55%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,527.0 /1000exp(1/(                  1825 /365))-1)=                        8.83%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  4.50%

T=(ERV/P)-1

WHERE:      T=       TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

            P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,035.4 /1,000)-1=                                                         3.54%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    949.6 /1,000)-1=                                                        -5.04%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    944.2 /1,000)-1=                                                        -5.58%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         INVESTOR SHARES
                         NO LOAD CALCULATIONS
                         U.S. GOVERNMENT SECURITIES PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------
T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:
SINCE INCEPTION:           ( 06/02/88 TO 11/30/93 ):
                           (  1,648.0 /1000exp(1/(                  2008 /365))-1)=                        9.51%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,100.3 /1000exp(1/(                   365 /365))-1)=                       10.03%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,179.5 /1000exp(1/(                   730 /365))-1)=                        8.60%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,325.3 /1000exp(1/(                  1095 /365))-1)=                        9.84%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,453.3 /1000exp(1/(                  1460 /365))-1)=                        9.80%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,599.2 /1000exp(1/(                  1825 /365))-1)=                        9.85%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
-----------------------------

T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,084.1 /1,000)-1=                8.41%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    994.6 /1,000)-1=               -0.54%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    989.0 /1,000)-1=               -1.10%

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TOTAL RETURN
                        TRUST SHARES
                        NO LOAD CALCULATIONS
                        U.S. GOVERNMENT SECURITIES PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
----------------------------
T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 06/02/88 TO 11/30/93 ):
                           (  1,661.6 /1000exp(1/(            2008 /365))-1)=       9.67%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,103.6 /1000exp(1/(             365 /365))-1)=      10.36%
TWO YEAR:                  ( 12/01/91 TO 11/30/93 ):
                           (  1,186.5 /1000exp(1/(             730 /365))-1)=       8.93%
THREE YEAR:                ( 12/01/90 TO 11/30/93 ):
                           (  1,336.3 /1000exp(1/(            1095 /365))-1)=      10.14%
FOUR YEAR:                 ( 12/01/89 TO 11/30/93 ):
                           (  1,465.3 /1000exp(1/(            1460 /365))-1)=      10.02%
FIVE YEAR:                 ( 12/01/88 TO 11/30/93 ):
                           (  1,612.4 /1000exp(1/(            1825 /365))-1)=      10.03%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
----------------------------

T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,087.1 /1,000)-1=                       8.71%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    995.3 /1,000)-1=                      -0.47%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    989.3 /1,000)-1=                      -1.07%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         INVESTOR SHARES
                         LOAD CALCULATIONS
                         EMERGING GROWTH PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  4.50%
----------------------------

T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:
SINCE INCEPTION:           ( 05/06/92 TO 11/30/93 ):
                           (  1,287.3 /1000exp(1/(          574 /365))-1)=        17.42%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,143.6 /1000exp(1/(          365 /365))-1)=        14.36%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  4.50%
--------------------------
T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,106.2 /1,000)-1=                   10.62%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    972.6 /1,000)-1=                   -2.74%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    934.6 /1,000)-1=                   -6.54%

                            THE ARCH FUND, INC.
                            EXHIBIT 16
                            TOTAL RETURN
                            INVESTOR SHARES
                            NO LOAD CALCULATIONS
                            EMERGING GROWTH PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------

T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 05/06/92 TO 11/30/93 ):
                           (  1,347.8 /1000exp(1/(          574 /365))-1)=     20.90%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,197.5 /1000exp(1/(          365 /365))-1)=     19.75%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
----------------------------
T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,158.7 /1,000)-1=               15.87%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (  1,018.6 /1,000)-1=                1.86%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    978.4 /1,000)-1=               -2.16%

                            THE ARCH FUND, INC.
                            EXHIBIT 16
                            TOTAL RETURN
                            TRUST SHARES
                            NO LOAD CALCULATIONS
                            EMERGING GROWTH PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------

T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:
SINCE INCEPTION:           ( 05/06/92 TO 11/30/93 ):
                           (  1,347.8 /1000exp(1/(         574 /365))-1)=     20.90%
ONE YEAR:                  ( 12/01/92 TO 11/30/93 ):
                           (  1,197.5 /1000exp(1/(         365 /365))-1)=     19.75%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------

T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/93 ):
                           (  1,158.7 /1,000)-1=             15.87%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (  1,018.6 /1,000)-1=              1.86%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    978.4 /1,000)-1=             -2.16%

                               THE ARCH FUND, INC.
                               EXHIBIT 16
                               TOTAL RETURN
                               INVESTOR SHARES
                               LOAD CALCULATIONS
                               BALANCED PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  4.50%
----------------------------

T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 04/01/93 TO 11/30/93 ):
                           (    992.0 /1,000)-1=                      -0.80%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    949.6 /1,000)-1=                      -5.04%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    946.3 /1,000)-1=                      -5.37%

                            THE ARCH FUND, INC.
                            EXHIBIT 16
                            TOTAL RETURN
                            INVESTOR SHARES
                            NO LOAD CALCULATIONS
                            BALANCED PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
------------------------------

T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 04/01/93 TO 11/30/93 ):
                           (  1,038.6 /1,000)-1=                 3.86%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    994.5 /1,000)-1=                -0.55%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    991.3 /1,000)-1=                -0.87%

                            THE ARCH FUND, INC.
                            EXHIBIT 16
                            TOTAL RETURN
                            TRUST SHARES
                            NO LOAD CALCULATIONS
                            BALANCED PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
----------------------------

T=(ERV/P)exp1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:           ( 04/01/93 TO 11/30/93 ):
                           (  1,038.7 /1,000)-1=                 3.87%
QUARTERLY:                 ( 09/01/93 TO 11/30/93 ):
                           (    994.5 /1,000)-1=                -0.55%
MONTHLY:                   ( 11/01/93 TO 11/30/93 ):
                           (    991.3 /1,000)-1=                -0.87%

                               THE ARCH FUND, INC.
                               EXHIBIT 16
                               INVESTOR SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               GOVT. & CORPORATE BOND PORTFOLIO


                                                      (a-b)
                                              ---------------------
30-Day S.E.C. Yield Equation   =        2*{[(        (cd)        +1)exp6]-1} =


WHERE    a=       Dividends and interest earned during the period

         b=       Expenses accrued for the period (net of reimbursements)

         c= The average daily number of shares outstanding during the period that were entitled to receive dividends

         d= The maximum offering price (NAV for No Load) per share on the last day of the period



         WITH 4.50% LOAD:
                                (   17,108.54 -   2,904.97 )
                                ----------------------------
                  =    2 *{[(                               +1)exp6]-1} =  4.34%
                                (   355,039.042 *    11.15 )


WITHOUT 4.50% LOAD:

                                (   17,108.54 -   2,904.97 )
                                ----------------------------
                  =    2 *{[(                               +1)exp6]-1} =  4.55%
                                (   355,039.042 *    10.65 )



The performance was computed based on the thirty day period ending November 30, 1993.

                               THE ARCH FUND, INC.
                               EXHIBIT 16
                               TRUST SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               GOVT. & CORPORATE BOND PORTFOLIO


                                               (a-b)
                                          -----------------
30-Day S.E.C. Yield Equation     =  2*{[(       (cd)          +1)exp6]-1} =

WHERE    a=       Dividends and interest earned during the period

         b=       Expenses accrued for the period (net of reimbursements)

         c= The average daily number of shares outstanding during the period that were entitled to receive dividends

         d= The maximum offering price (NAV for No Load) per share on the last day of the period



WITHOUT 0.00% LOAD:

                     (  670,101.35 -      77,135.98 )
                      ---------------------------------
      =        2 *{[(                                    +1)exp6]-1} =  4.85%
                     (  13,906,045.649 *   10.65 )


The performance was computed based on the thirty day period ending November 30, 1993.

                               THE ARCH FUND, INC.
                               EXHIBIT 16
                               INVESTOR SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               U.S. GOVERNMENT SECURITIES PORTFOLIO


                                                     (a-b)
                                              ---------------------------
30-Day S.E.C. Yield Equation    =        2*{[(       (cd)          +1)exp6]-1} =

WHERE    a=       Dividends and interest earned during the period

         b=       Expenses accrued for the period (net of reimbursements)

         c= The average daily number of shares outstanding during the period that were entitled to receive dividends

         d= The maximum offering price (NAV for No Load) per share on the last day of the period



         WITH 4.50% LOAD:

                              (  48,712.14 -    8,733.88 )
                              ----------------------------
                  =   2 *{[(                                +1)exp6]-1} =  4.34%
                              (  950,104.482 *     11.73 )


WITHOUT 4.50% LOAD:

                              (  48,712.14 -    8,733.88 )
                              ----------------------------
                  =   2 *{[(                                +1)exp6]-1} =  4.55%
                              (  950,104.482 *     11.20 )


The performance was computed based on the thirty day period ending November 30, 1993.

                               THE ARCH FUND, INC.
                               EXHIBIT 16
                               TRUST SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               U.S. GOVERNMENT SECURITIES PORTFOLIO


                                                  (a-b)
                                          ---------------------
30-Day S.E.C. Yield Equation     =   2*{[(        (cd)          +1)exp6]-1} =

WHERE    a=       Dividends and interest earned during the period

         b=       Expenses accrued for the period (net of reimbursements)

         c= The average daily number of shares outstanding during the period that were entitled to receive dividends

         d= The maximum offering price (NAV for No Load) per share on the last day of the period



WITHOUT 0.00% LOAD:

               (     163,590.76 -  20,488.18 )
               -------------------------------
   =  2 *{[(                                   +1)exp6]-1} =  4.85%
               (  3,190,750.953 *      11.20 )


The performance was computed based on the thirty day period ending November 30, 1993.

                               THE ARCH FUND, INC.
                               EXHIBIT 16
                               INVESTOR SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               BALANCED PORTFOLIO


                                                 (a-b)
                                       --------------------------------
30-Day S.E.C. Yield Equation     =   2*{[(        (cd)          +1)exp6]-1} =

WHERE    a=       Dividends and interest earned during the period

         b=       Expenses accrued for the period (net of reimbursements)

         c= The average daily number of shares outstanding during the period that were entitled to receive dividends

         d= The maximum offering price (NAV for No Load) per share on the last day of the period



         WITH 4.50% LOAD:

                               (    5,847.18 -   1,533.12 )
                               ----------------------------
                  =   2 *{[(                                +1)exp6]-1} =  2.60%
                               (   186,980.720 *    10.70 )


WITHOUT 4.50% LOAD:

                               (    5,847.18 -   1,533.12 )
                               ----------------------------
                  =   2 *{[(                                +1)exp6]-1} =  2.72%
                               (   186,980.720 *    10.22 )


The performance was computed based on the thirty day period ending November 30, 1993.

                               THE ARCH FUND, INC.
                               EXHIBIT 16
                               TRUST SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               BALANCED PORTFOLIO


                                                       (a-b)
                                                 ------------------
30-Day S.E.C. Yield Equation       =        2*{[(       (cd)       +1)exp6]-1} =

WHERE    a=       Dividends and interest earned during the period

         b=       Expenses accrued for the period (net of reimbursements)

         c= The average daily number of shares outstanding during the period that were entitled to receive dividends

         d= The maximum offering price (NAV for No Load) per share on the last day of the period



WITHOUT 0.00% LOAD:

                   (       212,687.41 -    55,766.35 )
                   -----------------------------------
 =        2 *{[(                                            +1)exp6]-1} =  2.72%
                   (    6,801,298.773 *        10.22 )


The performance was computed based on the thirty day period ending November 30, 1993.